UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August, 16, 2010

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 16, 2010, M/I Homes, Inc. (the “Company”) entered into extensions for the four separate secured Letter of Credit Facilities (the “LOC Facilities”) that the Company entered into in July 2009.  The LOC Facilities contain limits for the issuance of letters of credit ranging from $10 million to $12 million, for a combined letter of credit capacity of $44 million.  Three of these facilities have maturity dates ranging from June 1, 2011 to August 31, 2012.  The fourth facility is uncommitted and has no expiration date, but remains in effect until the Company or the issuing bank gives notice of termination.  Under the terms of the LOC Facilities, letters of credit can be issued for maximum terms ranging from one year up to three years.  Upon maturity or earlier termination of the LOC Facilities, letters of credit that have been issued remain outstanding through expiration.

On June 4, 2010, the Company entered into an additional secured Letter of Credit Facility with a $10 million limit on issuance of letters of credit.  As a result, the Company now has a total of five secured Letter of Credit Facilities with an aggregate capacity of $ 54 million.  At June 30, 2010, there was a total of $33.3 million outstanding under the five Letter of Credit Facilities, which was collateralized with $34.1 million of restricted cash.

The LOC Facilities contain cash collateral requirements ranging from 100% to 105% and rates for letters of credit range from 100 to 150 basis points per annum.  The LOC Facilities do not contain any financial covenants.  Each of these facilities contains a cross default provision with our $140 million revolving credit facility dated June 9, 2010, which also includes a $25 million sub-facility for letters of credit.  The foregoing summary is qualified in its entirety by reference to the related agreements filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Form 8-K.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Document
10.1	Amended and Restated Master Letter of Credit Facility Agreement by and between U.S. Bank National Association and M/I Homes, Inc., dated August 16, 2010.

10.2	Continuing Agreement for Standby Letters of Credit by and between Citibank, N.A. and M/I Homes, Inc., dated August 16, 2010.

10.3	First Amendment to Letter of Credit Agreement by and between Regions Bank and M/I Homes, Inc., dated August 16, 2010.

10.4	Amendment No. 1 to Credit Agreement by and between The Huntington National Bank and M/I Homes, Inc., dated August 16, 2010.

10.5	Continuing Letter of Credit Agreement by and between Wells Fargo Bank, National Association and M/I Homes, Inc., dated June 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2010

M/I Homes, Inc.

By:	/s/Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller
and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Document
10.1	Amended and Restated Master Letter of Credit Facility Agreement by and between U.S. Bank National Association and M/I Homes, Inc., dated August 16, 2010.

10.2	Continuing Agreement for Standby Letters of Credit by and between Citibank, N.A. and M/I Homes, Inc., dated August 16, 2010.

10.3	First Amendment to Letter of Credit Agreement by and between Regions Bank and M/I Homes, Inc., dated August 16, 2010.

10.4	Amendment No. 1 to Credit Agreement by and between The Huntington National Bank and M/I Homes, Inc., dated August 16, 2010.

10.5	Continuing Letter of Credit Agreement by and between Wells Fargo Bank, National Association and M/I Homes, Inc., dated June 4, 2010.